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                                                                EXHIBIT 23(b)


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 (No. 333-10779) of our report dated
February 24, 1995 relating to the financial statements of PSINet Pipeline New York, Inc. (formerly The Pipeline Network Inc.), which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP

Washington, DC
September 12, 1996